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                       MERCURY V.I. U.S. LARGE CAP FUND OF
                    MERCURY ASSET MANAGEMENT V.I. FUNDS, INC.

                         Supplement dated June 18, 1999
                     to the Prospectus dated April 19, 1999

Page A-2 of the Prospectus is amended by adding the following paragraph:

More than one participating insurance company may invest in each Fund to support either variable life insurance or variable annuity contracts, or both. It is possible that a difference may arise among the interests of the holders of different types of contracts--for example, if different tax laws apply, or if applicable state insurance law or contract owner instructions prevent a participating insurance company from continuing to invest in a Fund following a change in the Fund's investment policies. The Fund and the participating insurance companies will attempt to monitor events to prevent such differences from arising. If a conflict between participating insurance companies occurs, however, the Fund may be required to take actions that are adverse to the interests of a particular participating insurance company and its contract owners.